FQF TRUST

QuantShares U.S. Market Neutral Beta Fund

Supplement dated October 24, 2011 to the
Prospectus and Statement of Additional Information
dated August 10, 2011

The Board of Trustees of FQF Trust (“Trust”) recently approved changing the name of following series of the Trust.

Current Fund Name	New Fund Name
QuantShares U.S. Market Neutral Beta Fund	QuantShares U.S. Market Neutral High Beta Fund

Effective October 24, 2011, all references to the Current Fund Name in the prospectus and statement of additional information are deleted and replaced with the New Fund Name.